    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 1997
                                            REGISTRATION NO. 333-11693
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                  ------------------
                            POST-EFFECTIVE AMENDMENT NO. 2
                                          TO
                                       FORM S-1
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                  ------------------

                            AMERICAN CRYSTAL SUGAR COMPANY
                (Exact name of Registrant as specified in its charter)
         MINNESOTA                        2063                  84-0004720
(State or other jurisdiction of (Primary Standard Industrial (I.R.S. Employer
 Incorporation or organization)  Classification Code Number) Identification No.)

                101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560-1990
                                    (218) 236-4400
            (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 MR. SAMUEL S.M. WAI
                            AMERICAN CRYSTAL SUGAR COMPANY
                                 CORPORATE CONTROLLER
                                101 NORTH THIRD STREET
                           MOORHEAD, MINNESOTA  56560-1990
                                    (218) 236-4400
         (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------------

                                      COPIES TO:
                                RONALD D. MCFALL, Esq.
                  Doherty, Rumble & Butler Professional Association
                          2800 Minnesota World Trade Center
                                30 East Seventh Street
                            St. Paul, Minnesota 55101-4999

                                ---------------------

    Approximate date of commencement of proposed sale to public: Sales began shortly after this Registration Statement became effective on November 13, 1996.

    If any of the securities being registered on this Form are to be offered on a delayed continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    On November 13, 1996, a Registration Statement on Form S-1 filed by American Crystal Sugar Company (the "Company"), Registration Statement No. 333-11693, became effective with the Securities and Exchange Commission. Pursuant to such Registration Statement, the Company registered the offer and sale of up to 21,729 shares of preferred stock, par value $76.77, and up to 500 shares of common stock, $10 par value. As described in the Registration Statement, the number of shares of preferred stock and common stock registered under Registration Statement No. 333-11693 was an estimate of the number of shares which might be purchased by current and prospective members of the Company. In its offering, the Company offered, sold and issued a total of 21,660 shares of common stock and 18 shares of common stock.

    The Company hereby files this Post-Effective Amendment No. 2 to
Registration Statement No. 333-11693 to remove from registration by means of a post-effective amendment the remaining (i) 69 shares of preferred stock and (ii) 482 shares of common stock registered under Registration Statement No. 333-11693.

    Consequently, the Company hereby DEREGISTERS the 69 shares of preferred stock and 482 shares of common stock not issued in connection with the aforementioned transaction.

                [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                      SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF MOORHEAD, STATE OF MINNESOTA, ON FEBRUARY 25, 1997.


                                  AMERICAN CRYSTAL SUGAR COMPANY


                                  BY   /s/ Daniel J. McCarty
                                      ----------------------------------
                                           Daniel  J.  McCarty,
                                         Chief Executive Officer
                                         Dated: February 25, 1997


         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


         Signature                        Title                 Date
          ---------                        -----                ----

     /s/ Daniel J. McCarty        Chief Executive Officer  February 25, 1997
     ----------------------------
         Daniel J. McCarty


     /s/ James J. Horvath         Chief Financial Officer  February 25, 1997
     ----------------------------
         James J. Horvath


     /s/ Samuel S.M. Wai           Corporate Controller    February 25, 1997
     ----------------------------
         Samuel S.M. Wai


     /s/ Michael Astrup           Director                 February 25, 1997
     ----------------------------
         Michael Astrup


     /s/ Jerry Bitker             Director                 February 25, 1997
     ----------------------------
         Jerry Bitker


              *
     ----------------------------
         Paul Borgen              Director                 February 25, 1997


              *
     ----------------------------
         Aime J. Dufault          Director                 February 25, 1997


              *
     ----------------------------
         Steven M. Goodwin        Director                 February 25, 1997


              *
     ----------------------------
         Court G. Hanson          Director                 February 25, 1997


              *
     ----------------------------
         Lonn M. Kiel             Director                 February 25, 1997

         Signature                        Title                 Date
          ---------                        -----                ----

              *
     ----------------------------
         David Kragnes            Director                 February 25, 1997


     /s/ Francis Kritzberger
     ----------------------------
         Francis Kritzberger      Director                 February 25, 1997


              *
     ----------------------------
         Wayne Langen             Director                 February 25, 1997


              *
     ----------------------------
         Patrick D. Mahar         Director                 February 25, 1997


              *
     ----------------------------
         Barry W. Malme           Director                 February 25, 1997


     /s/ Ronald Reitmeier
     ----------------------------
         Ronald Reitmeier         Director                 February 25, 1997


              *
     ----------------------------
         G. Terry Stadstad        Director                 February 25, 1997


              *
     ----------------------------
         Robert Vivatson          Director                 February 25, 1997


* Daniel J. McCarty, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of the Registrant pursuant to a power of attorney duly executed by such persons.


By:  /s/ Daniel J. McCarty
   -----------------------------------
         Daniel J. McCarty,
         ATTORNEY-IN-FACT